Income Taxes - Summary of Components of Deferred Tax Assets (Detail) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets:
Accrued compensation	$ 46,000	$ 138,000
Non-qualified Stock Options	173,000	349,000
Other, net	34,000	106,000
Total deferred tax assets	253,000	593,000
Valuation allowance	$ (253,000)	$ (593,000)